UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the ecurities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2004

Atlas Pipeline Partners, L.P.
(Exact name of registrant as specified in its chapter)

Delaware	1-14998	23-3011077
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

311 Rouser Road, Moon Township, PA		15108
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 412-262-2830

(Former name or former address, if changed since last report)

Item 2.02       Results of Operations and Financial Condition.

         On November 8, 2004, Atlas Pipeline Partners, L.P. issued an earnings release announcing its financial results for the quarter ended September 30, 2004.  A copy of the earnings release is included as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01      Financial Statements and Exhibits.

                      (c)    Exhibits

                               99.1      Press Release dated November 8, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ATLAS PIPELINE PARTNERS, L.P.

By: ATLAS PIPELINE PARTNERS, GP, LLC
its general partner

Dated: November 8, 2004	/s/ Michael L. Staines Michael L. Staines President and Chief Operating Officer